Exhibit 99.1

??????????????????Fulton Financial Corporation ??????????????????1 Fulton Financial Corporation Fulton Financial Corporation Presentation to: Ryan Beck & Co. November 19, 2003???????????????????

Fulton Financial Corporation ??????????????????2 Forward-looking statement Forward-looking statement ??The following presentation may contain forward-looking statements about Fulton Financial Corporation’s growth and acquisition strategies, new products and services, and future financial performance, including earnings and dividends per share, return on average assets, return on average equity, efficiency ratio and capital ratio. Forward-looking statements are encouraged by the Private Securities Litigation Reform Act of 1995. ??Such forward-looking information is based upon certain underlying assumptions, risks and uncertainties. Because of the possibility of change in the underlying assumptions, actual results could differ materially from these forward-looking statements. Risks and uncertainties that may affect future results include: pricing pressures on loans and deposits, actions of bank and non-bank competitors, changes in local and national economic conditions, changes in regulatory requirements, actions of the Federal Reserve Board, the Corporation’s success in merger and acquisition integration, and customers’ acceptance of the Corporation’s products and services.???????????????????

Fulton Financial Corporation ??????????????????3 Presentation outline Presentation outline ??Corporate profile ??Strategic initiatives ??Asset quality ??Future direction???????????????????

Fulton Financial Corporation ??????????????????4 Fulton Financial profile Fulton Financial profile ??Regional financial holding company (formed in 1982) ??11 bank subsidiaries; 3 financial services subsidiaries ??Asset size: $9.3 billion ??Second largest commercial bank headquartered in Third Federal Reserve District ??Fulton Bank founded in 1882???????????????????

Fulton Financial Corporation ??????????????????555???????????????????

Fulton Financial Corporation ??????????????????6 Assets by affiliate (as of 9/30/03, in thousands) Assets by affiliate (as of 9/30/03, in thousands) ??Fulton Bank $ 3,869,000 ??Lafayette Ambassador Bank 1,070,000 ??The Bank 1,056,000 ??Lebanon Valley Farmers Bank 777,000 ??Premier Bank 659,000 ??Hagerstown Trust Company 467,000 ??Skylands Community Bank 386,000 ??Delaware National Bank 334,000 ??FNB Bank, N.A. 307,000 ??Swineford National Bank 272,000 ??The Peoples Bank of Elkton 102,000???????????????????

Fulton Financial Corporation ??????????????????7 Includes Dearden Maguire Weaver and Barrett, LLC and Fulton Insurance Services Group As of September 30, 2003: $4.8 billion; $3.4 billion in assets under management Products and Services ??Personal trust ??Asset management ??Retirement services ??Brokerage ??Insurance ??Corporate trust ??Cash management ??Private banking ??Named Community-Based Bank Brokerage Program of the Year by Bank Insurance and Securities Association (BISA) Fulton Financial Advisors, N.A. Fulton Financial Advisors, N.A.???????????????????

Fulton Financial Corporation ??????????????????8 Fulton Mortgage Company Fulton Mortgage Company ??Established April 2001 ??New entity to coordinate residential mortgage lending throughout FFC ??Expanded, competitive product line to customers of all affiliates ??In partnership with each affiliate, focused management team on residential mortgages ??Entry into new markets for FFC ??On target for record originations this year???????????????????

Fulton Financial Corporation ??????????????????9 Mission statement Mission statement ??We will increase shareholder value and enrich the communities we serve by creating financial success together with our customers and career success together with our employees. We will conduct all of our business with honesty and integrity.???????????????????

Fulton Financial Corporation ??????????????????10 Corporate ethics Corporate ethics ??Longstanding written code of conduct ??No “gray” areas ??Expectations clearly outlined???????????????????

Fulton Financial Corporation ??????????????????11 ??9.3% compounded annual growth rate in earnings per share — 21 years ??21 consecutive years of record earnings ??29 consecutive years of dividend increases ??10.3% compounded annual growth rate in dividends per share ??Proven business model ??Consistently high performance What have we accomplished? What have we accomplished????????????????????

Fulton Financial Corporation ??????????????????12 Five-year performance Five-year performance 1998 2002 Net income per share $.88 $1.23 Cash dividends per share $.37 $ .56 Return on assets 1.60% 1.68% Return on equity 15.06% 15.86% Efficiency ratio 55.3% 52.4% Dividend payout 41.6% 45.4% All information is as originally reported???????????????????

Fulton Financial Corporation ??????????????????13 Nine months ended Sept. 30, 2003 Nine months ended Sept. 30, 2003 ???$0.96 Net income per share (5.5% increase over 2002) ???$0.463 Cash dividends per share (11.6% increase over 2002) ???1.60% Return on Assets ???15.49% Return on Equity ???53.70% Efficiency Ratio???????????????????

Fulton Financial Corporation ??????????????????14 Stock highlights (as of 9/30/03) Stock highlights (as of 9/30/03) Average daily trading volume 188,566 Number of Analysts 11 Number of Market Makers 41 Number of shares outstanding 108.6 million Market Capitalization $2.2 billion???????????????????

Fulton Financial Corporation ??????????????????15 Employee stock ownership Employee stock ownership ??70% of our employees collectively own more than 2 million shares of Fulton Financial Corporation stock. ??Stock options help us to retain long-term loyal employees???????????????????

Fulton Financial Corporation ??????????????????16 Stock performance (1982-9/30/03) Stock performance (1982-9/30/03) ??WITHOUT dividend reinvestment: 15% compounded annual rate of return ??WITH dividend reinvestment: 19% compounded annual rate of return???????????????????

Fulton Financial Corporation ??????????????????17 Employee retention Employee retention 0 10 20 30 40 50 60 70 80 90 100 1998 1999 2000 2001 2002 Exempt Non-exempt Overall???????????????????

Fulton Financial Corporation ??????????????????18 Employee opinion survey Employee opinion survey ??Customer service ?Management team performance ?Company image and mission ??Team orientation ??Technology and systems ??Training and development ??Sales orientation ??Work effectiveness ??Pay and benefits ?Employee satisfaction (Survey administered by BAI Survey Services)???????????????????

Fulton Financial Corporation ??????????????????19 Customer satisfaction Customer satisfaction ??96% of our customers are Extremely or Very Satisfied with their Fulton Financial affiliate bank ??86% of our commercial customers are Satisfied or Very Satisfied with us ??Compared to national average of 55% of customers who are very satisfied with their financial institution* *Source: 2003 American Banker/Gallup consumer survey???????????????????

Fulton Financial Corporation ??????????????????20 Deposit composition trends Deposit composition trends Sept. ‘03 Sept. ‘02 Non Interest-Bearing Demand 17% 17% Interest-Bearing Demand 18% 15% Money Market 13% 13% Savings 11% 10% Time Deposits 35% 40% Customer Repos 6% 5% Total Deposits 100% 100%???????????????????

Fulton Financial Corporation ??????????????????21 78% 10% 11% 1% Deposits and Customer Repurchase Agreements Capital Other Borrowings Other Liabilities Funding sources as of 9/30/03 Funding sources as of 9/30/03???????????????????

Fulton Financial Corporation ??????????????????22 Community involvement Community involvement ??Employees are actively involved in their own communities ??The community benefits from this support ??The banks receive additional business as a result of the relationships and goodwill that are developed???????????????????

Fulton Financial Corporation ??????????????????23 Corporate strategic initiatives Corporate strategic initiatives ??Achieving consistent earnings growth ??Maintaining high asset quality ??Expanding the franchise through our well-developed acquisition strategy ??Diversifying revenue stream by increasing the contribution of non-interest income ??Managing capital???????????????????

Fulton Financial Corporation ??????????????????24 Capital Capital (At September 30, 2003) (At September 30, 2003) ??Total Capital (GAAP): $927 million ??Total Risk-based Capital: $886 million ??Ratios: ?Total RB Capital 13.3% ?Tier 1 RB Capital 12.1% ?Leverage Capital 9.1%???????????????????

Fulton Financial Corporation ??????????????????25 ??Resource Bankshares (pending) ??Premier Bank ??Drovers & Mechanics Bank ??18 Sovereign Bank Branches ??Dearden, Maguire, Weaver and Barrett, Inc. ??Skylands Community Bank ??Ambassador Bank of the Commonwealth ??Lebanon Valley National Bank ??Peoples Bank of Elkton ??Woodstown National Bank & Trust Company ??Bank of Gloucester County ??Delaware National Bank ??Central Pennsylvania Savings Association ??Hagerstown Trust Company ??Denver National Bank ??Great Valley Savings Association ??First National Bank of Danville ??Second National Bank of Nazareth ??Lafayette Trust Bank ??Pen Argyl National Bank ??Swineford National Bank ??Farmers Trust Bank Acquisitions Acquisitions???????????????????

Fulton Financial Corporation ??????????????????26 Premier Bank Premier Bank ??Assets of $600 million ??Headquartered in Bucks County, PA ??Six branches in Montgomery and Bucks counties ??Historical double-digit growth in deposits, loans, fee income and net income ??Strong asset quality???????????????????

Fulton Financial Corporation ??????????????????27 Resource Bankshares Corporation Resource Bankshares Corporation ??Assets of $860 million; headquartered in Virginia Beach, Virginia ??The only Virginia-based bank with offices in Virginia’s three major markets ??Market area accounts for over 73% of all deposits in state of Virginia ??Allows for expansion of Fulton Financial Advisors, retail and commercial banking ??Senior lenders average 24 years of industry experience Page 9???????????????????

Fulton Financial Corporation ??????????????????28 ??High growth areas ??Dynamic market demographics ??Strong performance ??Asset quality ??Talented and dedicated staff ??Compatible corporate culture What do we look for? What do we look for????????????????????

Fulton Financial Corporation ??????????????????29 Acquisitions in new markets Acquisitions in new markets What changes? ??Replicate strong credit culture ??Loan review ??Investments ??Asset/liability management ?Compliance ??Common operating platform ??Audit???????????????????

?Fulton Financial Corporation ??????????????????30 What stays the same? ?Bank name ?Board of Directors ?Management team ?Employees Acquisitions in new markets Acquisitions in new markets???????????????????

Fulton Financial Corporation ??????????????????31 ??Increased non-interest income due to introduction of new products and services ??Additional capital ??Increased lending capacity ?Reduced expenses ??Proven merger/conversion expertise Benefits to new affiliates Benefits to new affiliates???????????????????

Fulton Financial Corporation ??????????????????32 ??Residential Mortgages ??Investment Management ??Brokerage Services ??Insurance (whole life, term life, long-term care through Advisors) ??On-line banking ??Debit/Credit cards ??Cash management ??Specialized lending (leasing and indirect) ??International Services ??Correspondent banking Product availability Product availability???????????????????

Fulton Financial Corporation ??????????????????33 Composition of total revenues Composition of total revenues 28.0% 25.0% 22.9% 19.4% 17.9% 16.9% 16.2% 16.0% 0% 20% 40% 60% 80% 100% 96 97 98 99 00 01 02 9/03 Other Income Net Interest Income???????????????????

Fulton Financial Corporation ??????????????????34 Investment management and trust services revenue Investment management and trust services revenue 19.6% 7.4% 13.2% 22.1% 26.8% 18.0% 31.6% 0.0 6.0 12.0 18.0 24.0 30.0 36.0 1997 1998 1999 2000 2001 2002 9/03???????????????????

Fulton Financial Corporation ??????????????????35 Growth in other income Growth in other income 14.1% 14.3% 13.4% 10.6% 10.4% 13.3% 10.6% 18.4% 35.8% 0.0 20.0 40.0 60.0 80.0 100.0 120.0 95 96 97 98 99 00 01 02 9/03 Note: In 2001, we acquired Dearden, Maguire, Weaver & Barrett, LLC???????????????????

Fulton Financial Corporation ??????????????????36 Moody’s Investor Service Moody’s Investor Service ?Short-term rating P-1 ?Long-term rating: Issuer A-2 Lead Bank Deposits A-1 Fitch Ratings Fitch Ratings ?Short-term rating F-1 ?Long-term rating A???????????????????

Fulton Financial Corporation ??????????????????37 9% 29% 11% 14% 37% Consumer and Other Residential Mortgage Commercial Loans Home Equity Commercial Mortgage Loan diversification (9/30/03) Loan diversification (9/30/03)???????????????????

Fulton Financial Corporation ??????????????????38 ??21 relationships with commitments to lend of $20 million or more ??Maximum individual commitment of $30 million ??Average commercial loan commitment is $536,000 ??Loans and corresponding relationships are within Fulton’s geographical market area Summary of larger loans Summary of larger loans???????????????????

Fulton Financial Corporation ??????????????????39 Commercial loan concentration by industry (as of 9/30/03) Commercial loan concentration by industry (as of 9/30/03) Industry        % Construction 16.7 R/E—Rental 16.5 Services 13.8 Manufacturing 11.9 Retail 8.3 Health Care 7.9 Other 7.4 Agriculture 6.5 Wholesale 5.3 Arts and Entertainment 3.7 Financial Services 2.0???????????????????

Fulton Financial Corporation ??????????????????40 Source: SNL Financial Datasource Net charge-offs to average loans Net charge-offs to average loans 0.47 0.26 0.17—0.30 0.60 0.90 90 91 92 93 94 95 96 97 98 99 00 01 02 6/03 9/03 Top 50 Peer FFC???????????????????

Fulton Financial Corporation ??????????????????41 Source: SNL Financial Datasource Non-performing assets to total assets Non-performing assets to total assets 0.63 0.45 0.41 0.20 0.60 1.00 1.40 1.80 90 91 92 93 94 95 96 97 98 99 00 01 026/039/03 Top 50 Peer FFC???????????????????

Fulton Financial Corporation ??????????????????42 42???????????????????

Fulton Financial Corporation ??????????????????43 Looking ahead Looking ahead ?Continue to build on our strengths ?Continue to rely on the expertise and skill of our employees ?Stick to banking basics while preparing for the future ?Enhance customer relationship management efforts???????????????????

Fulton Financial Corporation ??????????????????44 Board of Directors Board of Directors ?Focused on maximizing shareholder value with an annual increase in earnings per share in the range of 10%???????????????????

Fulton Financial Corporation ??????????????????45 Fulton Financial Corporation Fulton Financial Corporation One Penn Square Lancaster, PA 17602 www.fult.com